                                                                    EXHIBIT 10.3

                                    FORM OF
                       3COM SHAREHOLDER VOTING AGREEMENT

    THIS 3COM SHAREHOLDER VOTING AGREEMENT is made and entered into as of February 26, 1997 by and between U.S. Robotics Corporation, a Delaware corporation ("USR"), and the undersigned officer, director or shareholder ("Shareholder") of 3Com Corporation, a California corporation ("3Com").

                                    RECITALS

    A. Concurrently with the execution of this Voting Agreement, USR, TR Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of 3Com ("Sub"), and 3Com have entered into that certain Agreement and Plan of Merger, dated as of February 26, 1997 (the "Merger Agreement"), which provides for the merger of Sub with and into USR (the "Merger") pursuant to which USR will become a wholly-owned subsidiary of 3Com;

    B. Shareholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) of the number of shares of the outstanding capital stock of 3Com indicated on the signature page of this Voting Agreement (the "Shares");

    C. In consideration of and to induce the execution and delivery of the Merger Agreement by USR, Shareholder is willing to agree not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of 3Com acquired hereafter and prior to the Expiration Date (as defined in Section 1 below), except as specifically permitted hereby, and to vote the Shares and any other such shares of capital stock of 3Com so as to facilitate consummation of the Merger, as more fully described below.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. NO TRANSFER OR ENCUMBRANCE OF SHARES. Shareholder agrees not to transfer, sell, exchange, pledge or offer to transfer or sell or otherwise dispose of or encumber any of the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto at any time prior to the Expiration Date (as defined below). The foregoing restrictions shall not prohibit a transfer of shares or New Shares to a trust for the benefit of Shareholder or a transfer of Shares or New Shares upon the death of Shareholder, PROVIDED, HOWEVER, that any transferee with respect to such transfer shall agree to be bound by the terms and conditions of this Voting Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the date and time on which the Merger shall become effective in accordance with the terms of the Merger Agreement or (ii) the date on which the Merger Agreement shall be terminated pursuant to Section 8.1 of the Merger Agreement. Shareholder agrees that any shares of capital stock of 3Com that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the execution of this Voting Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Voting Agreement to the same extent as if such shares constituted Shares.

    2. AGREEMENT TO VOTE SHARES. At every meeting of the 3Com shareholders called with respect to any of the following, and at any adjournment thereof, and with respect to every action or approval by written consent of 3Com shareholders solicited with respect to any of the following, Shareholder shall vote the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any proposal or action which would, or could reasonably be expected to, facilitate the Merger, (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (iii) against any merger or consolidation of 3Com with, sale of assets or stock of 3Com to, or reorganization or recapitalization involving 3Com with, any party other than as contemplated or permitted by the Merger Agreement, (iv) against any liquidation, or winding up of 3Com, and (v) against any other proposal or action which would, or could reasonably be expected to, prohibit or discourage the Merger (each of the foregoing being hereinafter referred to as an "Opposing Proposal"). Shareholder, as the holder of voting stock of 3Com shall be present, in person or by proxy, at all meetings of shareholders of 3Com so that all Shares and New Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Voting Agreement is intended to bind Shareholder only with respect to the specific matters set forth herein, and shall not prohibit Shareholder from acting in accordance with his fiduciary duties as an officer or director of 3Com.

    3. IRREVOCABLE PROXY. Concurrently with the execution of this Voting Agreement, Shareholder agrees to deliver to USR a proxy in the form attached hereto as ANNEX A (the "Proxy"), which shall be irrevocable to the extent provided therein; PROVIDED, HOWEVER, that the Proxy shall be revoked upon termination of this Voting Agreement in accordance with its terms.

    4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER. Shareholder hereby represents, warrants and covenants to USR as follows:

        4.1. OWNERSHIP OF SHARES. Shareholder (i) is the holder of record and beneficial owner of the Shares and will be the holder of record and beneficial owner of all New Shares, if any, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances that would interfere with the voting of the Shares or the granting of any proxy with respect thereto, (ii) does not beneficially own any shares of capital stock of 3Com other than the Shares (except to the extent that Shareholder currently disclaims beneficial ownership in accordance with applicable law) and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Voting Agreement and the Proxy.

        4.2. NO VOTING TRUSTS AND AGREEMENTS. Between the date of this Agreement and the Expiration Date, Shareholder will not, and will not permit any entity under Shareholder's control to, deposit any shares of 3Com capital stock held by Shareholder or such entity in a voting trust or subject any shares of 3Com capital stock held by such Shareholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with USR.

        4.3. VALIDITY; NO CONFLICT. This Voting Agreement constitutes the legal, valid and binding obligation of Shareholder. Neither the execution of this Voting Agreement by Shareholder nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any provision of any trust, charter, partnership agreement or other charter document applicable to Shareholder, (ii) any agreement to which Shareholder is a party or by which Shareholder is bound, (iii) any decree, judgment or order to which Shareholder is subject, or (iv) any law or regulation now in effect applicable to Shareholder.

        4.4. NO PROXY SOLICITATIONS. Subject to the last sentence of Section 2, between the date of this Agreement and the Expiration Date, Shareholder will not, and will not permit any entity under Shareholder's control, to (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action which would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (ii) initiate a stockholders' vote or action by written consent of 3Com shareholders without a meeting with respect to an Opposing Proposal or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of 3Com with respect to an Opposing Proposal.

    5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF USR. USR represents, warrants and covenants to Shareholder as follows:

        5.1. DUE AUTHORIZATION. This Voting Agreement has been authorized by all necessary corporate action on the part of USR and has been duly executed by a duly authorized officer of USR.

        5.2. VALIDITY; NO CONFLICT. This Voting Agreement constitutes the legal, valid and binding obligation of USR. Neither the execution of this Voting Agreement by USR nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any agreement to which USR is a party or by which USR is bound, (ii) any decree, judgment or order to which USR is subject, or (iii) any law or regulation now in effect applicable to USR.

    6. ADDITIONAL DOCUMENTS. Shareholder and USR hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of USR's legal counsel or Shareholder, as the case may be, to carry out the intent of this Voting Agreement.

    7. CONSENT AND WAIVER. Shareholder hereby gives any consent or waiver reasonably required for the consummation of the Merger under the terms of any agreement to which Shareholder is a party.

    8. TERMINATION. Notwithstanding any other provision contained herein, this Voting Agreement and the Proxy, and all obligations of Shareholder hereunder and thereunder, shall terminate as of the Expiration Date.

    9.  MISCELLANEOUS.

    9.1. SEVERABILITY. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    9.2. BINDING EFFECT AND ASSIGNMENT. This Voting Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Voting Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without the prior written consent of the other, and any attempted assignment thereof without such consent shall be null and void.

    9.3. AMENDMENTS AND MODIFICATIONS. This Voting Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

    9.4. SPECIFIC PERFORMANCE: INJUNCTIVE RELIEF. The parties hereto acknowledge that USR will be irreparably harmed by a breach of any of the covenants or agreements of Shareholder set forth herein and that there will be no adequate remedy at law for such a breach. Therefore, it is agreed that, in addition to any other remedies which may be available to USR upon such breach, USR shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

    9.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

If to USR: U.S. Robotics Corporation       8100 North McCormick Boulevard
                                           Skokie, IL 60076
                                           Attention: George Vinyard

If to Shareholder:                         To the address for notice set
                                           forth on the last page hereof.

With a copy to:                            3Com Corporation
                                           5400 Bayfront Plaza
                                           Santa Clara, CA 95052-8145
                                           Attention: Mark Michael

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

    9.6. GOVERNING LAW. This Voting Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered or certified mail to Shareholder c/o 3Com Corporation at 5400 Bayfront Plaza, Santa Clara, California 95052-8145, Attention: Mark Michael, or to U.S. Robotics Corporation at 8100 North McCormick Boulevard, Skokie, Illinois 60076,
Attention: George Vinyard, shall be effective service of process for any action, suit or proceeding brought against such party in any such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in the courts of the State of Delaware located in Wilmington, Delaware or the United States of America located in Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

    9.7. ENTIRE AGREEMENT This Voting Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

    9.8. COUNTERPARTS. This Voting Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

    9.9. EFFECT OF HEADINGS. The section headings contained herein are for convenience only and shall not affect the construction or interpretation of this Voting Agreement.

    IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written. U.S. ROBOTICS CORPORATION, a Delaware corporation

                                          By:
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                                          Its:
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                                          SHAREHOLDER:

                                          By:
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                                          Shareholder's Address for Notice:

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                                          Shares beneficially owned:

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                                    ANNEX A

                               IRREVOCABLE PROXY

    The undersigned stockholder of 3Com Corporation, a California corporation ("3Com"), hereby irrevocably appoints and constitutes the members of the Board of Directors of U.S. Robotics Corporation, a Delaware corporation ("USR"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of 3Com beneficially owned by the undersigned, which shares are listed below and any and all other shares or securities issued or issuable in respect thereof, or which the undersigned otherwise acquires, on or after the date hereof and prior to the date this proxy terminates (collectively, the "Shares"), to vote the Shares as follows:

    The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of 3Com shareholders, and in every written consent in lieu of such a meeting, or otherwise,

1. In favor of approval of the Merger (as defined in that certain Voting Agreement, dated February 26, 1997, between the undersigned and USR (the "Voting Agreement")) and that certain Agreement and Plan of Merger dated as of February 26, 1997 by and among 3Com, TR Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of 3Com ("Sub"), and USR (the "Merger Agreement") and any proposal or action that could reasonably be expected to facilitate the Merger, and

2. Against approval of (i) any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (ii) any merger or consolidation of 3Com with, sale of assets or stock of 3Com to, or reorganization or recapitalization involving 3Com with any party other than as contemplated or permitted by the Merger Agreement, (iii) any liquidation, or winding up of 3Com and (iv) any other proposal or action which would, or could reasonably be expected to, prohibit or discourage the Merger.

The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned may vote the Shares on all such other matters.

    The proxy granted by the undersigned to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the undersigned set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in 3Com to be purchased and sold pursuant the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

    Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked, and no subsequent proxies will be given with respect to the Shares until such time as this proxy shall be terminated in accordance with its terms.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of 3Com and with any Inspector of Elections at any meeting of the stockholders of 3Com.

    This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

    Dated: February 26, 1997

                   Signature of Shareholder:
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                   Print name of Shareholder:
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                   Shares beneficially owned:
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